PLACEMENT AGREEMENT
                               -------------------

      This PLACEMENT AGREEMENT, dated May 21, 1998 (this "Agreement"), by and among Charter Municipal Mortgage Acceptance Company ("Charter"), Charter MAC Floater Certificate Trust I (the "Certificate Trust"), Charter MAC Owner Trust I (the "Owner Trust") and Goldman, Sachs & Co., as placement agent (the "Placement Agent").

                                   WITNESSETH:
                                   -----------

      WHEREAS, the Certificate Trust, a Delaware Business Trust created and formed under the laws of the State of Delaware pursuant to that certain Trust Agreement, (the "Certificate Trust Agreement") dated May 21, 1998, among the Owner Trust, First Tennessee Bank National Association, as Tender Agent and Certificate Trust Agent, and Wilmington Trust Company as the Certificate Trustee, expects to issue, pursuant to the Certificate Trust Agreement, from time to time Charter MAC Low Floater Certificate Trust I Variable Rate Demand Certificates of Beneficial Ownership (the "Certificates") in an initial aggregate principal amount of $58,000,000 and a total aggregate principal amount of not to exceed $150,000,000;

      WHEREAS, pursuant to the terms and conditions hereof, the Certificate Trust desires to appoint the Placement Agent to act as the exclusive agent in connection with the placement of the Certificates;

      WHEREAS, pursuant to the terms and conditions hereof, the Placement Agent desires to accept such appointment on the terms and conditions set forth herein;

      NOW THEREFORE, for and in consideration of the premises herein made and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. Definitions.

      Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the Certificate Trust Agreement.

      Section 2. Appointment and Obligations of Placement Agent.

      (a) On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein contained, the Placement Agent is hereby appointed by the Certificate Trust, and the Placement Agent hereby accepts such appointment, to act as exclusive agent in connection with the placement of the Certificates for the purpose of finding Qualified (as defined in Section 2(b)) subscribers for the Certificates through the placement herein contemplated. Subject to the performance by the Certificate Trust of its obligations to be performed hereunder, and the completeness and accuracy of all of the representations and warranties of the Certificate Trust contained herein, the Placement Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts to find Qualified subscribers for Certificates having a total aggregate principal amount of not to exceed $150,000,000.

      (b) The Placement Agent agrees to directly solicit offers to purchase Certificates, in connection with the placement thereof, exclusively from persons who have identified themselves to the Placement Agent as, and who agree to execute the Master Investment Representation Letter substantially in the form attached as Exhibit B to the Private Placement Memorandum representing that such persons are "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and are "qualified purchasers" as such term is defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the "Investment Company Act") (such persons are referred to herein as "Qualified"). The initial placement of Certificates shall be made only if Certificates having an initial aggregate principal amount of $58,000,000 are sold and only if each Certificate is sold against payment in same-day funds.

      (c) The Placement Agent will act as agent for the Certificate Trust by directly contacting only Qualified persons or entities. The Placement Agent will follow the procedures set forth in this Agreement in soliciting offers in connection with the placement, and such solicitation of offers by it in connection with the placement will not cause the offer and sale of the Certificates to fail to be exempt as hereinabove described in paragraph (b) from the registration and prospectus delivery requirements of the Securities Act solely by reason of such solicitation, without limiting the generality of the foregoing:

            (1) prior to the purchase of the Certificates, each purchaser of Certificates will be required to execute and deliver a Master Investment Representation Letter, substantially in the form attached as Exhibit B to the Memorandum (as defined herein); and,

            (2) the Placement Agent will not (i) utilize any form of general solicitation or general advertising in connection with the initial placement of the Certificates, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (ii) conduct any seminar or meeting with respect to the Certificates whose attendees have been invited by general solicitation or advertising.

      (d) The Placement Agent shall not, in fulfilling its obligations hereunder, be required to act as an underwriter for the Certificates, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Certificates.

      Section 3. Private Placement Memorandum.

      (a) The Certificate Trust, the Owner Trust and Charter authorize the use of the Private Placement Memorandum dated May 21, 1998, relating to the Certificates (the "Memorandum"), in connection with the offering and sale of the Certificates. The Certificate

Trust, the Owner Trust and Charter shall furnish or cause to be furnished to the Placement Agent copies of the Memorandum in such quantities as shall be requested by the Placement Agent.

      (b) The Certificate Trust, the Owner Trust and Charter shall promptly advise the Placement Agent of the institution of any action, suit, proceeding, inquiry or investigation known to it seeking to prohibit, restrain or otherwise affect the use of the Memorandum in connection with the offering or sale of the Certificates.

      Section 4. Dealing in Certificates.

      The Placement Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Certificates, and may join in any action which any Holder may be entitled to take with like effect as if it was not Placement Agent. The Placement Agent shall have all the rights of a Holder at any time that it is the owner of any Certificates.

      Section 5. Fees and Expenses.

      (a) Charter will pay the fee of $232,000 to Goldman, Sachs & Co. for acting as Placement Agent on the Closing Date.

      (b) Charter will pay all costs and expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, issuance and delivery of the Certificates and the preparation and delivery of the Certificate Trust Agreement, the Owner Trust Agreement and the Transaction Documents (as hereinafter defined), (ii) the fees and disbursements of the Certificate Trust's, the Owner Trust's and Charter's counsel and accountants, if any, (iii) the fees and disbursements of Nixon, Hargrave, Devans & Doyle LLP, as Placement Agent counsel, (iv) the fees and disbursements of Federated's counsel in excess of $35,000; (v) the printing and delivery to the Placement Agent in such quantities as it shall reasonably request of copies of the Memorandum and of each amendment and supplement thereto, and (vi) the fees (including legal fees) of the Certificate Trust, the Owner Trust and Charter.

      Section 6. Representations and Warranties.

      The Certificate Trust, the Owner Trust and Charter each represents and warrants to the Placement Agent as follows:

      (i) The Certificate Trust, the Owner Trust, and Charter are each Delaware Business Trusts formed, existing and in good standing under the laws of the State of Delaware, each with the requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Certificate Trust Agreement, and the Owner Trust Agreement as applicable, and any other agreements or instruments entered into or delivered in connection with the issuance and sale of the Certificates (collectively, the "Transaction Documents").

      (ii) This Agreement has been duly authorized, executed and delivered by each and constitutes a legal, valid and binding obligation of each, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, does not contravene, or constitute a default under, any provision of applicable law or regulation and does not contravene or constitute a default under the Certificate Trust Agreement, the Owner Trust Agreement, the Transaction Documents or any agreement, organizational document, judgment, injunction, order, decree or other instrument binding upon the Certificate Trust, the Owner Trust or Charter or result in the creation or imposition of any lien on assets of the Certificate Trust, the Owner Trust or Charter.

      (iii) Neither the Certificate Trust, the Owner Trust nor Charter or any affiliate of any of the foregoing is required to register as an investment company under the Investment Company Act nor is either the Certificate Trust, the Owner Trust or Charter controlled by an investment company within the meaning of the Investment Company Act.

      (iv) The Memorandum, other than the information contained under the headings entitled "THE LIQUIDITY BANKS" and "THE SURETY PROVIDER," does not, and on the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they are made, not misleading.

      (v) No consent, approval, authorization, or order of or filing with, any court or regulatory, supervisory or governmental agency or body is required under any law in connection with the execution, delivery and performance by the Certificate Trust, the Owner Trust or Charter of the Transaction Documents.

      Section 7. Sale and Delivery to Purchasers; Closing.

      Payment of the purchase price for and delivery of the initial installment of Certificates, shall be made 12:00 Noon, New York City time, on the Closing Date in same-day funds.

      Section 8. Conditions Precedent to the Obligations of the Placement Agent.

      (a) The obligations of the Placement Agent under this Agreement are subject to the following conditions precedent:

      (i) The representations and warranties of the Certificate Trust, the Owner Trust and Charter contained in this Agreement (as hereinafter defined) shall be true, correct and complete in all material respects on the date hereof and on the Closing Date, as if made again at such Closing Date, and the Memorandum (as the same may be supplemented or amended with the written approval of the Placement Agent), other than the information contained under the headings entitled "THE LIQUIDITY BANKS" and "THE SURETY PROVIDER," shall be true, correct and complete in all material respects and shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      (ii) the opinions and certificates described in Exhibit A attached hereto shall have been executed and delivered.

      (iii) The Placement Agent shall have received such additional opinions, certificates, instruments and other documents as the Placement Agent may reasonably request to evidence the due execution and delivery of, and the due performance or satisfaction at or prior to the Closing Date of, all agreements and covenants then to be performed and all conditions then to be satisfied as contemplated by the Certificate Trust Agreement, the Owner Trust Agreement and the other Transaction Documents, and the truth, correctness and completeness as of the Closing Date of the information contained in the Memorandum and of the representations and warranties contained in this Agreement, the Certificate Trust Agreement, the Owner Trust and the Transaction Documents.

      Section 9. Termination of this Agreement.

      In the event the offering is commenced but no Certificates shall have been purchased, this Agreement shall terminate without obligation on the part of any party to this Agreement; provided, however, that in the event the Certificate Trust, the Owner Trust or Charter do not perform any obligation under this Agreement or any representation and warranty hereunder is incomplete or inaccurate, this Agreement and all of the Placement Agent's obligations hereunder may be immediately cancelled by the Placement Agent by notice thereof to the Certificate Trust, the Owner Trust or Charter. Any such cancellation shall be without liability of any party to any other party except that the provisions of Sections 5, 10 and 11 shall survive any such cancellation.

      Section 10. Indemnification.

      (a) Each of the Certificate Trust, the Owner Trust and Charter agrees to indemnify and hold harmless the Placement Agent, its respective officers, directors, employees and agents and each person who controls the Placement Agent within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (collectively, the "Securities Acts"), against any losses, claims, liabilities and expenses which it may incur in connection with the performance by the Placement Agent of its duties and obligations as Placement Agent under this Agreement, the Certificate Trust Agreement, the Owner Trust Agreement and the Memorandum (except to the extent that any such loss, claim, damage, liability or expense results from the Placement Agent's negligence, bad faith or willful misconduct) or arising from or based upon the transactions contemplated in this Agreement, the Certificate Trust Agreement, the Owner Trust Agreement and the Memorandum including, but not limited to, any such loss, claim, damage, liability or expenses relating specifically to any of the following:

      (i) the imposition of any tax on the Certificate Trust or the Owner Trust by the Internal Revenue Service or the failure of the Internal Revenue Service to permit the Holders of the Certificates to exclude from gross income the Low Floater Certificate Distribution Payments made by the Certificate Trust;

      (ii) the imposition of any tax on the Placement Agent relating to the transactions contemplated by this Agreement, the Certificate Trust Agreement, the Owner Trust Agreement and the Memorandum or the performance of the Placement Agent's duties thereunder, other than taxes based upon income and franchise taxes payable to the Placement Agent with respect to the amounts paid to it in connection with the transactions contemplated in this Agreement, the Certificate Trust Agreement and the Owner Trust Agreement as compensation for services rendered pursuant to this Agreement, the Certificate Trust Agreement and the Owner Trust Agreement;

      (iii) the accuracy or completeness of information required to be furnished to Holders pursuant to the Certificate Trust Agreement and the Owner Trust Agreement or the discharge by the Certificate Trust or the Owner Trust of its obligations thereunder to provide such information;

      (iv) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, other than the information contained under the headings entitled "THE LIQUIDITY BANKS" and "THE SURETY PROVIDER," or in any written information furnished to the Placement Agent by the Certificate Trust or the Owner Trust, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (v) the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Certificate Trust or the Owner Trust; and

      (vi) any and all expense whatsoever, as incurred (including, subject to Section 10(b) hereof, the reasonable fees and disbursements of counsel), reasonably incurred in enforcing this Section 10(a) or in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (v) or (vi) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished by the Placement Agent expressly for use in the Memorandum.

      (b) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel separate from its own counsel for all parties indemnified hereunder in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, which approval shall not be unreasonably withheld, provided that, if such indemnified party or parties reasonably determine that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party or parties, then such indemnifying party or parties shall not be entitled to assume such defense. If the indemnifying party or parties are not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties and counsel for the indemnifying party or parties shall be entitled to conduct the defense of such indemnifying party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action as efficiently as possible. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.

      (c) If the indemnification provided for in this Section 10 shall for any reason be unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Certificate Trust, the Owner Trust and Charter, on the one hand, and the Placement Agent, on the other, from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Certificate Trust, the Owner Trust and Charter, on the one hand, and the Placement Agent, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Certificate Trust, the Owner Trust and Charter, on the one hand, and the Placement Agent, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates purchased under this Agreement (before deducting expenses) received by the Certificate Trust and the Owner Trust, on the one hand, and the total fees received by the Placement Agent with respect to the Certificates purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Certificates under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Certificate Trust, the Owner Trust and Charter, on the one hand, or the Placement Agent, on the other hand, and the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Certificate Trust, the Owner Trust, Charter and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 10(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 10(c) shall be deemed to include, for purposes of this Section 10(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(c), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total fees received by it, exceeds the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Section 11. Placement Agent's Performance; Duty of Care.

      The duties and obligations of the Placement Agent shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations of or against the Placement Agent shall be read into this Agreement. In the absence of negligence, bad faith or willful misconduct on the part of the Placement Agent, the Placement Agent may conclusively rely upon any document furnished to it which purports to conform to the requirements of this Agreement, the Certificate Trust Agreement or the Owner Trust Agreement as to the truth of the statements expressed therein. The Placement Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. Except as provided in
Section 10 hereof, the Placement Agent shall not incur any liability to the Certificate Trust, the Owner Trust or Charter or any Holder in its individual capacities or as Placement Agent for any action or failure to act in connection with a remarketing or otherwise, except as a result of its negligence, bad faith or willful misconduct.

      Section 12. Terms of Agreement.

      Unless otherwise terminated in accordance with the provisions hereof, this Agreement shall remain in full force and effect from the date hereof until the first day thereafter on which all Certificates shall have been sold as contemplated by Section 2(b) hereof, provided however, that Sections 5, 10, 11 and 13 of this Agreement shall survive for one year after any termination or expiration of this Agreement.

      Section 13. Representations, Warranties and Agreements to Survive
Delivery.

      All representations, warranties and agreements contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or any controlling person, or by or on behalf of the Certificate Trust, the Owner Trust or Charter or any controlling person, director or officer of the Certificate Trust, the Owner Trust or Charter and shall survive for one year after delivery of the Certificates to the purchasers thereof.

      Section 14. Amendments.

      This Agreement may be amended by any instrument signed by all of the parties hereto so long as this Agreement as amended is not inconsistent with the Certificate Trust Agreement or the Owner Trust Agreement in effect as of the date of any such amendment.

      Section 15. Notices.

      Notices hereunder shall be given, except as otherwise provided herein or in the Certificate Trust Agreement, in writing, and shall be delivered by hand, mailed by certified mail, postage prepaid, delivered by overnight courier, charges prepaid, or telecopied, addressed as set forth below:

                  If to the Placement Agent:

                  Goldman, Sachs & Co.
                  85 Broad Street
                  New York, New York 10004
                  Telecopy:  (212) 902-0654
                  Telephone: (212) 902-3219
                  Attention: Kevin Willens

                  If to the Certificate Trust or the Owner Trust:

                  Wilmington Trust Company, as Trustee
                  Rodney Square North - 9th Floor
                  Wilmington, Delaware  19890
                  Attention: Corporate Trust Department
                             Regarding Charter MAC Floater
                             Certificate Trust I or Regarding
                             Charter MAC Owner Trust I, or as
                             applicable
                  Telecopy:  (302) 651-1576
                  Telephone: (302) 651-1284

                  If to Charter:

                  Charter Municipal Mortgage Acceptance Company
                  c/o Related Capital LP
                  625 Madison Avenue, 9th Floor
                  New York, New York  10022
                  Attention: Stuart J. Boesky
                  Telecopy:  (212) 593-5794
                  Telephone: (212) 421-5333

      Each party hereto may change the address for service of notice upon it by a notice in writing to the other parties hereto.

      Section 16. Parties.

      This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Certificate Trust, the Owner Trust and Charter and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than parties hereto and their respective successors and the controlling persons and officers, directors, employees and agents referred to in Section 10 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers, directors, employees and agents and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation.

      Section 17. Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding conflict of law rules.

      Section 18. Counterparts.

      This Agreement may be signed in various counterparts which together shall constitute one agreement.

      IN WITNESS WHEREOF, each of the Certificate Trust, the Owner Trust, Charter and the Placement Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized officers on the date first above written.

                                      CHARTER MAC FLOATER CERTIFICATE
                                      TRUST I

                                      By: Charter Mac Owner Trust I,
                                           Depositor

                                      By: Related Charter, LP,
                                           a Delaware limited partnership,
                                           its Manager

                                      By: Related Charter, LLC,
                                           a Delaware limited liability company,
                                           its General Partner


                                      By:     /s/ Stuart J. Boesky
                                          --------------------------------
                                           Name:  Stuart J. Boesky
                                           Title: President & COO


                                      CHARTER MAC OWNER TRUST I

                                      By: Related Charter, LP,
                                           a Delaware limited partnership,
                                           its Manager

                                      By: Related Charter, LLC,
                                           a Delaware limited liability company,
                                           its General Partner


                                      By:     /s/ Stuart J. Boesky
                                          --------------------------------
                                           Name:  Stuart J. Boesky
                                           Title: President & COO

                                      CHARTER MUNICIPAL MORTGAGE
                                        ACCEPTANCE COMPANY

                                      By: Related Charter, LP,
                                           a Delaware limited partnership,
                                           its Manager

                                      By: Related Charter, LLC,
                                           a Delaware limited liability company,
                                           its General Partner


                                      By:     /s/ Stuart J. Boesky
                                          --------------------------------
                                           Name:  Stuart J. Boesky
                                           Title: President & COO


                                      GOLDMAN, SACHS & CO.,
                                        as Placement Agent


                                      By:     /s/ Kevin Willens
                                          --------------------------------
                                           Name:  Kevin Willens
                                           Title: Vice President

                                                                       EXHIBIT A

At or prior to the Closing, the Placement Agent shall receive the following documents:

         (i) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to Charter, dated the date of Closing, to the effect that
(a) Charter is duly organized and validly existing as a Delaware Business Trust under the laws of the State of Delaware and duly qualified as a foreign business trust in the State of New York; (b) the Transaction Documents to which Charter is a party have each been duly authorized, executed and delivered by Charter and each constitutes a valid, binding and enforceable agreement of Charter in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for Charter's execution, delivery, acceptance and performance of the Transaction Documents to which Charter is a party have been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which Charter is a party, and compliance with the provisions of each of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of Charter a breach of or default under any agreement or other instrument known to such Counsel to which Charter is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which Charter is subject; and
(e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting Charter wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which Charter is a party. In addition, such Counsel shall state in its letter containing the foregoing opinion, or in a separate letter dated the date of Closing and addressed to the Placement Agent that, based upon the participation of such counsel in the preparation of the Private Placement Memorandum as Counsel for Charter and without having undertaken to determine independently the accuracy or completeness of the statements contained in the section entitled "INTRODUCTION," "LOW FLOATER CERTIFICATES" (other than the subsection entitled "Book-Entry Only System"), "TENDERS AND REDEMPTIONS," "THE MUNICIPAL BONDS," "CHARTER," "THE MANAGER AND SERVICER," "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS," "TAX-EXEMPT STATUS OF INTEREST ON THE MUNICIPAL BONDS," "PASS-THROUGH STATUS OF THE OWNER TRUST AND CERTIFICATE TRUST," TAX OWNERSHIP OF THE LOW FLOATER CERTIFICATES," "ADDITIONAL TAX CONSIDERATIONS," "RIGHTS AND POWERS OF HOLDERS," "LIABILITY OF HOLDERS," PARTNERSHIP STATUS," the subsections entitled "THE OWNER TRUST" and "THE CERTIFICATE TRUST AGREEMENT" contained in Exhibit E and Schedule 1 in the Private Placement Memorandum, such counsel has no reason to believe that, as of the date of Closing, the Private Placement Memorandum (except for financial and statistical data contained therein, as to which no view need be expressed) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (ii) the opinion of Counsel to Charter, dated the date of Closing, regarding the ownership of the Municipal Bonds in the event of the bankruptcy of Charter;

         (iii) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Origination Trust, dated the date of Closing, to the effect that (a) the Origination Trust is duly organized and validly existing as a Delaware Business Trust under the laws of the State of Delaware and duly qualified as a foreign business trust in the State of New York; (b) the Transaction Documents to which the Origination Trust is a party have each been duly authorized, executed and delivered by the Origination Trust and each constitutes a valid, binding and enforceable agreement of the Origination Trust in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Origination Trust's execution, delivery, acceptance and performance of the Transaction Documents to which the Origination Trust is a party have been obtained or effected; (d) the execution and delivery of the Transaction Documents to which Origination Trust is a party and compliance with the provisions of each of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Origination Trust a breach of or default under any agreement or other instrument known to such Counsel to which the Origination Trust is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Origination Trust is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Origination Trust wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which Origination Trust is a party;

         (iv) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Origination Trust, dated the date of Closing, to the effect that in the event of a bankruptcy of Charter or any affiliate of Charter, it would not be a proper exercise by a bankruptcy court to order substantive consolidation, under bankruptcy law principles, of the assets and liabilities of the Origination Trust with those of the bankruptcy estate of Charter or of any affiliate of Charter;

         (v) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Origination Trust, dated the date of Closing, regarding the perfection of the security interest created by the pledge of the Residual Certificate to the Origination Trust;

         (vi) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Owner Trust, dated the date of Closing, to the effect that (a) the Owner Trust is duly organized and validly existing as a Delaware Business Trust under the laws of the State of Delaware and duly qualified as a foreign business trust in the State of New York; (b) the Transaction Documents to which the Owner Trust is a party have each been duly authorized, executed and delivered by the Owner Trust and each constitutes a valid, binding and enforceable agreement of the Owner Trust in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Owner Trust's execution, delivery, acceptance and performance of the Transaction Documents to which the Owner Trust is a party have been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Owner Trust is a party and compliance with the provisions of each of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Owner Trust a breach of or default under any agreement or other instrument known to such Counsel to which the Owner Trust is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Owner Trust is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Owner Trust wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Owner Trust is a party;

         (vii) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Owner Trust, dated the date of Closing, to the effect that in the event of a bankruptcy of Charter or any affiliate of Charter, it would not be a proper exercise by a bankruptcy court to order substantive consolidation, under bankruptcy law principles, of the assets and liabilities of the Owner Trust with those of the bankruptcy estate of Charter or of any affiliate of Charter;

         (viii) an opinion, dated the date of Closing, to the effect that (a) the Manager has been duly organized and is validly existing under the laws of the State of Delaware, and is duly qualified to do business under the laws of the State of New York; (b) the Transaction Documents to which the Manager is a party has been duly authorized, executed and delivered by the Manager and each constitutes a valid, binding and enforceable agreement of the Manager in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Manager's execution, delivery, acceptance and performance of the Transaction Documents to which the Manager is a party has have been obtained or effected; (d) the execution and delivery of the Transaction Documents to which the Manager is a party, and compliance with its provisions, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Manager a breach of or default under any agreement or other instrument known to such Counsel to which the Manager is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Manager is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Manager wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Manager is a party;

         (ix) the opinions of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Special Tax Counsel, dated the date of Closing, regarding the exclusion from gross income under the Internal Revenue Code of 1986, as amended (the "Code"), of the Low Floater Certificate Distribution Payments made by the Certificate Trust;

         (x) the opinion of Battle Fowler LLP, Counsel to the Surety Provider, dated the date of Closing, to the effect that (a) the Surety Provider has been duly organized and is validly existing under the laws of the State of New York, and is duly qualified to do business under the laws of the State of New York; (b) the Transaction Documents to which the Surety Provider is a party have each been duly authorized, executed and delivered by the Surety Provider and each constitutes a valid, binding and enforceable agreement of the Surety Provider in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Surety Provider's execution, delivery, acceptance and performance of the Transaction Documents to which the Surety Provider is a party have been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Surety Provider is a party, and compliance with the provisions of all of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Surety Provider a breach of or default under any agreement or other instrument known to such Counsel to which the Surety Provider is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Surety Provider is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Surety Provider wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Surety Provider is a party. In addition, such Counsel shall state in its letter containing the foregoing opinion, or in a separate letter dated the date of Closing and addressed to the Placement Agent that the information in the Private Placement Memorandum, as of the date of Closing, under the headings "Liquidity Agreement," "Liquidity Pledge and Security Agreement," "The Surety Provider," "Certificate Surety Bond," "The Insurance Agreement" and "Summary of Certain Agreements--The Insurance Agreement" is true and correct in all material respects;

         (xi) the opinion of Battle Fowler LLP, Counsel to the Surety Provider, dated the date of Closing, to the effect that the Certificate Surety Bond and the Insurance Agreement are not subject to the registration requirements of the Securities Act of 1933, as amended;

         (xii) the opinion of McGlinchey Stafford, Counsel to the Administrative Agent, dated the date of Closing, to the effect that (a) the Administrative Agent has been duly organized and is validly existing under the laws of the United States of America; (b) the Transaction Documents to which the Administrative Agent is a party have each been duly authorized, executed and delivered by the Originator and each constitutes a valid, binding and enforceable agreement of the Administrative Agent in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Administration Agent's execution, delivery, acceptance and performance of the Transaction Documents to which the Administrative Agent is a party have been obtained or effected; and (d) the execution and delivery of the Administration and Custody Agreement and the Paying Agent Agreement, and compliance with the provisions of all of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Administrative Agent a breach of or default under any agreement or other instrument known to such Counsel to which the Administrative Agent is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Administrative Agent is subject; and
(e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Collateral Trustee wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Administrative Agent is a party;

         (xiii) an opinion, dated the date of Closing, to the effect that (a) the Servicer has been duly organized and is validly existing under the laws of the State of Delaware, and is duly qualified to do business under the laws of the State of New York; (b) the Transaction Documents to which the Servicer is a party has been duly authorized, executed and delivered by the Servicer and each constitutes a valid, binding and enforceable agreement of the Servicer in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Servicer's execution, delivery, acceptance and performance of the Transaction Documents to which the Servicer is a party has been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Servicer is a party, and compliance with its provisions, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Servicer a breach of or default under any agreement or other instrument known to such Counsel to which the Servicer is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Servicer is subject; and
(e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Servicer wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Servicer is a party;

         (xiv) the opinion of Richards, Laytons & Finger, P.A., Counsel to the Registered Trustee, dated the date of Closing, to the effect that (a) the Registered Trustee has been duly organized and is validly existing under the laws of the State of Delaware, and is duly qualified to do business under the laws of the State of New York; (b) the Transaction Documents to which the Registered Trustee is a party have been duly authorized, executed and delivered by the Registered Trustee and each constitutes a valid, binding and enforceable agreement of the Registered Trustee in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Owner Trust Trustee's execution, delivery, acceptance and performance of the Transaction Documents to which the Registered Trustee is a party has been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Registered Trustee is a party, and compliance with its provisions, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Registered Trustee a breach of or default under any agreement or other instrument known to such Counsel to which the Registered Trustee is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Registered Trustee is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Registered Trustee wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Registered Trustee is a party;

         (xv) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, Counsel to the Certificate Trust, dated the date of Closing, to the effect that (a) the Certificate Trust is duly organized and validly existing as a Delaware Business Trust under the laws of the State of Delaware and duly qualified as a foreign business trust in the State of New York; (b) the Transaction Documents to which the Certificate Trust is a party have each been duly authorized, executed and delivered by the Certificate Trust and each constitutes a valid, binding and enforceable agreement of the Certificate Trust in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Certificate Trust's execution, delivery, acceptance and performance of the Transaction Documents to which the Certificate Trust is a party have been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Certificate Trust is a party, and compliance with the provisions of all of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Certificate Trust a breach of or default under any agreement or other instrument known to such Counsel to which the Certificate Trust is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Certificate Trust is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Certificate Trust wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Certificate Trust is a party;

         (xvi) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Certificate Trust, dated the date of Closing, to the effect that in the event of a bankruptcy of Charter or any affiliate of Charter, it would not be a proper exercise by a bankruptcy court to order substantive consolidation, under bankruptcy law principles, of the assets and liabilities of the Certificate Trust with those of the bankruptcy estate of Charter or of any affiliate of Charter;

         (xvii) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Counsel to the Certificate Trust, dated the date of Closing, regarding the perfection of the security interest created by the pledge of the Senior Certificate to the Certificate Trust;

         (xviii) the opinion of Richards, Layton & Finger, P.A., Counsel to the Certificate Trustee, dated the date of Closing, to the effect that (a) the Certificate Trustee has been duly organized and is validly existing under the laws of the State of Delaware, and is duly qualified to do business under the laws of the State of New York; (b) the Transaction Documents to which the Certificate Trustee is a party have been duly authorized, executed and delivered by the Certificate Trustee and each constitutes a valid, binding and enforceable agreement of the Certificate Trustee in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (c) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Certificate Trustee's execution, delivery, acceptance and performance of the Transaction Documents to which the Certificate Trustee is a party have been obtained or effected; and (d) the execution and delivery of the Transaction Documents to which the Certificate Trustee is a party, and compliance with its provisions, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Certificate Trustee a breach of or default under any agreement or other instrument known to such Counsel to which the Certificate Trustee is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Certificate Trustee is subject; and (e) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Certificate Trustee wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Certificate Trustee is a party;

         (xix) the opinion of Chapman and Cutler, Counsel to the Liquidity Banks, dated the date of Closing, to the effect that (a) each of the Liquidity Banks has been duly organized and is validly existing under the laws of the foreign jurisdiction pursuant to which each respective Liquidity Banks is created, and is duly qualified to do business under the laws of the State of New York; (b) each of the Liquidity Banks has the power and authority to issue the Liquidity Commitment and to execute the Transaction Documents to which the Liquidity Banks are a party have been duly authorized, executed and delivered by the Liquidity Banks and each constitutes a valid, binding and enforceable agreement of the Liquidity Banks in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or other laws affecting creditors' rights and remedies generally, or by general principles of equity (regardless of whether considered in a proceeding at law or in equity); (d) all authorizations, consents, approvals and reviews of governmental bodies or regulatory authorities required for the Liquidity Banks's execution, delivery, acceptance and performance of the Transaction Documents to which the Liquidity Banks are a party have been obtained or effected; and (e) the execution and delivery of the Transaction Documents to which the Liquidity Banks are a party, and compliance with the provisions of all of them, under the circumstances contemplated hereby and thereby, do not, as of the date of Closing, in any material respect conflict with or constitute on the part of the Liquidity Banks a breach of or default under any agreement or other instrument known to such Counsel to which the Liquidity Banks is a party or any existing law, administrative regulation, court order or consent decree known to such Counsel to which the Liquidity Provider is subject; and (f) to the best of such Counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court, public board or body, pending or threatened against or affecting the Liquidity Banks wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the transactions contemplated by the Transaction Documents to which the Liquidity Banks are a party. In addition, such Counsel shall state in its letter containing the foregoing opinion, or in a separate letter dated the date of Closing and addressed to the Placement Agent that the information in the Private Placement Memorandum, as of the date of Closing, under the heading "Liquidity Banks" is true and correct in all material respects;

         (xx) the opinion of Chapman and Cutler, Counsel to the Liquidity Banks, dated the date of Closing, to the effect that the Liquidity Agreement is not subject to the registration requirements of the Securities Act of 1933, as amended;

         (xxi) the opinion of Nixon, Hargrave, Devans & Doyle LLP, New York, New York, Counsel to the Placement Agent, dated the date of Closing and addressed to the Placement Agent, to the effect that in connection with the public offering and sale of the Certificates, the Certificates are not subject to the registration requirements of the Securities Act of 1933, as amended, and the Trust Agreement are exempt from qualification as indentures pursuant to the Trust Indenture Act of 1939, as amended. In addition, such Counsel shall state in their letter containing the foregoing opinion or in a separate letter, dated the date of the Closing and addressed to the Placement Agent, that based upon their participation in the preparation of the Private Placement Memorandum as Counsel for the Placement Agent and without having undertaken to determine independently the accuracy, completeness or fairness of the statements contained in the Private Placement Memorandum, no information has come to their attention which would lead them to believe that, as of the date of Closing, the Private Placement Memorandum (except for the financial and statistical data included therein, the information under the sections entitled "Low Floater Certificates -- Book-Entry Only System, "Liquidity Banks", "Surety Provider", "Charter", "The Manager and Servicer" "Certain Federal Income Tax Considerations" and in
Schedule I, as to which no view need be expressed) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (xxii) certificates, dated the date of Closing, each signed by an authorized officer of Certificate Trust, Owner Trust and Charter, to the effect that to the best of his or her knowledge, (a) the representations of each are true and correct in all material respects as of the date of the Closing; (b) except as disclosed in the Private Placement Memorandum, no litigation is pending or threatened against it (i) to restrain or enjoin the issuance or delivery of any of the Certificates, (ii) in any way contesting or affecting the authority for the issuance of the Certificates or the validity of the Certificates, the Certificate Trust Agreement, the Owner Trust or the Placement Agreement, (iii) in any way contesting the corporate existence or powers of the Certificate Trust, the Owner Trust or Charter; (iv) which would, if successful, result in a material and adverse change in its financial position or operations; (c) all consents, approvals and authorizations of governmental bodies required for the due authorization, execution, issuance and delivery of the Certificates have been obtained; (d) no event has occurred since the date of the Private Placement Memorandum which is necessary to disclose therein in order to make the statements and information therein not misleading in any material respect; and (e) neither the Certificate Trust, the Owner Trust or Charter have, since formation, incurred any material liabilities other than in the ordinary course of business or as set forth in or contemplated by the Private Placement Memorandum;

         (xxiii) a certificate dated the date of Closing, and satisfactory to the Placement Agent, from each of Charter, the Origination in Trust, the Owner Trust, the Certificate Trust and the General Partner with respect to the Trust Agreements or Articles or Incorporation, as applicable, and each entity's respective; by-laws, good standing or formation, as applicable,in the State of Delaware, qualification to do business in the State of New York, incumbency of authorized officers, and authorizing resolution, together with exhibits pertaining to such matters attached thereto;

         (xxiv) a certificate dated the date of Closing, and satisfactory to the Placement Agent, from the Manager and the Servicer with respect to the Manager's and Servicer's, as the case may be, existence as a limited partnership, good standing in the State of Delaware, qualification to do business in the State of New York and partner consents, together with exhibits pertaining to such matters attached thereto;

         (xxv) a certificate dated the date of Closing, and satisfactory to the Placement Agent, from each of the Liquidity Banks, the Surety Provider, the Tender Agent and Certificate Trust Agent with respect to the Certificate Trust Agreement or Articles or Incorporation, as applicable, and each entity's respective; by-laws, good standing or formation, as applicable,in the State of Delaware, qualification to do business in the State of New York, if applicable, incumbency of authorized officers, and authorizing resolution, together with exhibits pertaining to such matters attached thereto;

         (xxvi) the certificate of the Liquidity Banks dated the date of Closing and in form and substance satisfactory to the Placement Agent and Charter, signed by a duly authorized officer of the Liquidity Banks, to the effect that (A) the information describing each of the Liquidity Banks in the Private Placement Memorandum, as of the date of Closing, is true and correct in all material respects and (B) the Liquidity Facility has been duly authorized, executed and delivered by the Liquidity Banks;

         (xxvii) the certificate of Charter, signed by a duly authorized officer of Charter MAC, to the effect that the information relating to Charter, the Manager, the Servicer and The Related Companies, L.P. in the Private Placement Memorandum, as of the date hereof is, and as of the date of Closing will be, true and correct in all material respects;

         (xxviii) evidence of compliance and executed copies of certificates and other documents and opinions required to be delivered as conditions precedent to the delivery of the

Surety Bonds pursuant to the Insurance Agreement and as conditions precedent tot he delivery of the Liquidity Facility pursuant to the Liquidity Agreement;

         (xxix) each of the executed Liquidity Facility, Liquidity Surety Bond and Certificate Surety Bond;

         1. two copies of resolutions of Charter directing and authorizing the execution and delivery of the Certificates, the Private Placement Memorandum and this Placement Agreement and approving the Draft Private Placement Memorandum;

         2. satisfactory evidence that Moody's Investors Service, Inc. has rated the Certificates "P-1", and Standard & Poor's Ratings Services has rated the Certificates "A-1+" which ratings shall not have been lowered or withdrawn prior to the date of Closing;

         (xxx) such additional legal opinions, certificates, proceedings, instruments and other documents as the Placement Agent or its Counsel may reasonably request to evidence the due execution and issuance of the Certificates.